Exhibit 10(d)

POWER OF ATTORNEY

The undersigned, a trustee of Mercury Master Trust (the “Trust”), a Delaware business trust, a director of Mercury Select Growth Fund of Mercury Funds, Inc. (the “Mercury Fund”), a Maryland corporation, hereby authorizes Terry K. Glenn and Donald C. Burke, or either of them, as attorney-in-fact, to sign on his behalf any amendments to the Registration Statement for the Trust and the Mercury Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Dated: January, 2002

/s/ Robert C. Doll, Jr. (Robert. C. Doll, Jr.)